SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐      Preliminary Proxy Statement
☑      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Foxby Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑      No fee required.
☐      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐      Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FOXBY CORP.
11 Hanover Square
New York, NY 10005
www.FoxbyCorp.com

New York, NY
August 22, 2012

Dear Fellow Shareholders:

It is our pleasure to invite you to the Special Meeting (“Meeting”) of Shareholders of Foxby Corp. (the “Fund”) to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on September 12, 2012 at 8:00 a.m. ET.  At the meeting, shareholders are being asked to (i) approve a new investment management agreement between the Fund and Midas Management Corporation and increase the management fee under the agreement (“Proposal 1”); (ii) ratify the appointment of Tait, Weller & Baker LLP as the Fund’s independent registered auditors for the fiscal year ending December 31, 2012 (“Proposal 2”); and (iii) consider a non-binding shareholder proposal, if properly presented at the Meeting (“Proposal 3”).

As discussed in the Proxy Statement, the Fund’s prior investment management agreement with CEF Advisers, Inc. (“CEF Advisers”) terminated due to a change in control of CEF Advisers’ parent company, and CEF Advisers currently serves as the Fund’s investment manager pursuant to an interim investment management agreement.  However, in order for the Fund to continue to receive services beyond the interim period, shareholders are being asked to approve a new agreement.

The new investment management agreement is between the Fund and Midas Management Corporation, an affiliate of CEF Advisers. The change in the investment manager providing the services is for corporate administrative reasons only.  The same management operates Midas Management Corporation and CEF Advisers.  Under the new investment management agreement, Midas Management Corporation would provide the same services to the Fund as the Fund received from CEF Advisers.

The new investment management agreement reflects two material changes: (i) a fee rate increase and (ii) a modification of the fee calculation methodology so that the management fee is calculated based on “managed assets” (which includes all Fund assets attributable to borrowing) rather than net assets.  Under the new agreement, the management fee rate would increase to a monthly fee at the annual rate of 0.95% of the Fund’s “managed assets.”  Under the prior investment management agreement the Fund paid a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets.  Calculated as a percentage of average daily net assets, the fee rate under the new investment management agreement would also be 0.95%.  However, because “managed assets” includes amounts borrowed, while “net assets” does not, a management fee based on managed assets rather than net assets would result in a higher fee to Midas Management if the Fund were to employ leverage because, in addition to the annual rate being higher, that higher rate would be applied to a broader asset base.  The Fund’s Board of Directors believes that the fee increase is fair and reasonable given that the current management fee is materially below the average advisory/management fee of the Fund’s peer group of funds.

The Board of Directors of the Fund has considered the proposals and unanimously recommends that you vote “FOR” Proposals 1 and 2.  The Board of Directors does not have a recommendation for voting on Proposal 3.

Formal notice of the Meeting appears on the next page and is followed by a brief overview of the proposals in “Question and Answer” format and the Proxy Statement for the Meeting.  We hope you can attend the Meeting.  Whether or not you are able to attend, it is important that your shares be represented at the Meeting.  Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

On behalf of the Board and the management of the Fund, I extend our appreciation for your continued support.

Sincerely,

Thomas B. Winmill
President

YOUR VOTE IS IMPORTANT
We consider the vote of each shareholder important, whatever the number of shares held. Please sign, date and return your proxies in the enclosed envelope or vote via telephone or the Internet at your earliest convenience. Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

FOXBY CORP.
11 Hanover Square
New York, NY 10005
www.FoxbyCorp.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

August 22, 2012

To the Shareholders of
Foxby Corp.:

The Special Meeting (“Meeting”) of Shareholders of Foxby Corp. (“Fund”) will be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on September 12, 2012, at 8:00 a.m. ET, for the following purposes:

1.	To approve a new investment management agreement between the Fund and Midas Management Corporation and increase the management fee under the agreement (“Proposal 1”);

2.	To ratify the appointment of Tait, Weller & Baker LLP as the Fund’s independent registered auditors for the fiscal year ending December 31, 2012 (“Proposal 2”); and

3.	To consider a non-binding shareholder proposal, if properly presented at the Meeting (“Proposal 3”).

The Board of Directors, including all of the Independent Directors, unanimously recommends that you vote “FOR” Proposals 1 and 2.  The Board of Directors does not have a recommendation for voting on Proposal 3.

The proposals are discussed in the Proxy Statement attached to this Notice.  Each shareholder is invited to attend the Meeting in person.  Only holders of record at the close of business on July 31, 2012, are entitled to receive notice of, and to vote at, the Meeting.

JOHN F. RAMIREZ
Secretary

Important Notice regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 12, 2012:  This Notice of Special Meeting of Shareholders, Proxy Statement and form of proxy card are available on the Fund’s website at www.FoxbyCorp.com.

YOUR VOTE IS IMPORTANT.

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.  WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.  THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.           Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.           Joint Accounts:  Each party should sign, and the names of the parties signing should conform exactly to the names shown in the registration.

3.           All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr.
UGMA or UTMA
(2) Estate of John Doe, John B. Smith, Jr., Executor	John B. Smith, Jr., Executor

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

While we strongly encourage you to read the full text of the Proxy Statement, we also are providing the following brief overview of the proposals in “Question and Answer” format.  If you have any questions about the proposals or how to vote your shares, please call AST Fund Solutions toll free at 1-877-283-0323.

Question:	What proposals will be acted upon at the Meeting?

A.
At the Meeting, you will be asked to (i) approve a new investment management agreement (the “New Management Agreement”) between the Fund and Midas Management Corporation (“Midas Management”) and increase the management fee under the agreement (“Proposal 1”); (ii) ratify the appointment of Tait, Weller & Baker LLP as the Fund’s independent registered auditors for the fiscal year ending December 31, 2012 (“Proposal 2”); and (iii) consider a non-binding shareholder proposal, if properly presented at the Meeting (“Proposal 3”).  Under the New Management Agreement, Midas Management would provide the same services to the Fund that CEF Advisers, Inc. (“CEF Advisers”) did under the prior investment management agreement with the Fund (the “Prior Management Agreement”).

Question:	Why are shareholders being asked to approve the New Management Agreement?

A.
You are being asked to approve the New Management Agreement so that the Fund can continue to receive investment management services.  On May 15, 2012, Bassett S. Winmill, the Fund’s portfolio manager and the owner 100% of the voting stock (“voting stock”) of the parent company of CEF Advisers, Winmill & Co. Incorporated (“Winco”), passed away.  In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred (the “Transfer”) to a trust, the Winmill Family Trust (the “Trust”).  The Winmill Family Trust owns all of the voting stock of Winco.  Pursuant to the trust agreement governing the Trust (“Trust Agreement”), Thomas B. Winmill and Mark C. Winmill, Bassett Winmill’s sons, were designated individual trustees of the Trust with sole authority to vote the voting stock on behalf of the Trust.

The Transfer has been treated as constituting a “change in control” of CEF Advisers under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus resulted in the assignment and termination of the Prior Management Agreement.  The Fund is currently being managed by CEF Advisers pursuant to an interim investment management agreement approved by the Board.  However, in order for the Fund to continue to receive investment management services beyond the interim period, shareholders of the Fund are being asked to approve the New Management Agreement.  Further information on the reasons for this proposal and about the Trust arrangement is contained in “Background” in the Proxy Statement.

Question:	Why is the Board recommending the change from CEF Advisers to Midas Management? Will the services provided to the Fund change?

A.
No. The change from CEF Advisers to Midas Management is for corporate administrative reasons only.  Both Midas Management and CEF Advisers are wholly owned subsidiaries of Winco.  The same management operates both Midas Management and CEF Advisers.  Under the New Management Agreement, Midas Management would provide the same services to the Fund as the Fund received from CEF Advisers, and the same personnel who were previously responsible for the Fund’s day-to-day management will continue to be responsible, with the exception of Mr. Bassett Winmill.

Question:	How does the New Management Agreement differ from the Prior Management Agreement?

A.
The New Management Agreement reflects two material changes to the Prior Management Agreement: (i) a fee rate increase and (ii) a modification of the fee calculation methodology so that the management fee is calculated based on “managed assets” rather than net assets.  Under the New Management Agreement, the management fee rate would increase to an annual rate, payable monthly, of 0.95% of the Fund’s “managed assets.” “Managed assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.  Managed assets include all Fund assets attributable to borrowing.

-i-

Under the Prior Management Agreement the Fund paid an annual rate of 0.50% of the Fund’s average daily net assets.  Calculated as a percentage of average daily net assets, the fee rate under the New Management Agreement would also be 0.95%.  However, because “managed assets” includes amounts borrowed, while “net assets” does not, a management fee based on managed assets rather than net assets would result in a higher fee to Midas Management if the Fund were to employ leverage because, in addition to the annual rate being higher, that higher rate would be applied to a broader asset base.  For instance, if the Fund borrows an amount representing 33 1/3% (which is the maximum amount permitted by the 1940 Act) of the Fund’s total assets (including the proceeds of such borrowing, but not reflecting the amount of the liability of the borrowing) its management fee under the New Management Agreement would be 1.27% of its net assets.  If the New Management Agreement is approved by shareholders, and the Fund employs leverage, Midas Management could be viewed as having an economic incentive to utilize leverage because the use of leverage would increase the Fund’s managed assets and hence the fee paid by the Fund to Midas Management.  While the Fund currently does not employ leverage, it reserves the right to adjust leverage from time to time up to the maximum permitted under the 1940 Act.  The Fund may obtain leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions.

The New Management Agreement also clarifies that the Fund is responsible for the cost of certain reports and statistical data requested or approved by the Board of Directors of the Fund and modifies the procedures for the payment of certain Fund expenses.  Please see “Summary of the Terms of the New and Prior Management Agreements” in the Proxy Statement for a comparison of the material terms of both agreements.

Question:	Why is the Board recommending an increase in the management fee?

A.
In light of the fact that the management fee for the Fund is materially below the average advisory/management fee of the Fund’s peer group of funds selected by an independent data service, the Board determined that the proposed management fee is fair and reasonable to the Fund.

Question:	Why is the Board recommending a change to the way the management fee is calculated?

A.	The Board believes that it is appropriate to compensate the investment manager for the effort and resources necessary to manage any Fund assets attributable to borrowing.

Question:	How does the Board recommend that I vote?

A.
After careful consideration of the proposals, the Board, including all those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, unanimously approved Proposals 1 and 2 and recommends that you vote in favor of these proposals.  The reasons for the Board’s recommendations are discussed in “Evaluation by the Fund’s Board” in the Proxy Statement.  The Board does not have a recommendation for voting on Proposal 3.

Question:	What happens if the New Management Agreement is not approved?

A.
If shareholders of the Fund do not approve the New Management Agreement, CEF Advisers will cease to serve as the Fund’s investment manager under the interim investment management agreement after October 12, 2012 and the Board will meet to consider appropriate action for the Fund.

-ii-

Question:	What number should I call if I have questions?

A.	We will be pleased to answer your questions about this proxy solicitation. Please call the Fund’s proxy solicitor, AST Fund Solutions, toll free at 1-877-283-0323 with any questions.

Question:	How do I vote?

A.
You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Meeting in person.  You may also vote by phone by calling AST Fund Solutions toll free at 1-877-283-0323 or via the Internet.

If you are a record holder of the Fund’s shares and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

If you hold your shares of the Fund through a bank, broker, or other nominee, and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form or a letter from your bank, broker, or other nominee’s statement indicating ownership as of the Record Date.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS DOES NOT HAVE A RECOMMENDATION FOR VOTING ON PROPOSAL 3.

-iii-

SPECIAL MEETING OF SHAREHOLDERS
OF
FOXBY CORP.
11 Hanover Square
New York, NY 10005
www.FoxbyCorp.com

PROXY STATEMENT

August 22, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Foxby Corp., a Maryland corporation (“Fund”), to be voted at the Special Meeting of Shareholders of the Fund to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on September 12, 2012 at 8:00 a.m. ET, and at any adjournments or postponements thereof (the “Meeting”).

The Board has fixed the close of business on July 31, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”).  On the Record Date, 2,610,050 shares of the Fund were outstanding.  Each outstanding share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on the matters to be voted on at the Meeting.  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted “FOR” Proposals 1 and 2, and “AGAINST” Proposal 3.  Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 11 Hanover Square, 12th Floor, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.

Paper copies of our proxy materials are being sent to registered shareholders, that is, those whose shares are registered directly in shareholders’ names with the Fund’s transfer agent, IST Shareholder Services.  “Street name” shareholders, those whose shares are held in the name of a bank, broker or other nominee on the shareholders’ behalf, are being sent a Notice of Internet Availability of Proxy Materials.  Street name shareholders must request paper copies of our proxy materials.  It is estimated that proxy materials, or a Notice of Internet Availability of Proxy Materials, will be mailed to shareholders as of the Record Date on or about August 24, 2012.

The Fund will furnish to shareholders upon request, without charge, copies of its 2011 Annual Report for the period ended December 31, 2011.  The Fund’s Semi-Annual Report to Shareholders, containing unaudited financial statements for the period ended June 30, 2012, will be mailed to shareholders when available.  Requests for such Annual Report or Semi-Annual Report should be directed to the Fund at 11 Hanover Square, New York, New York 10005, or by telephone toll-free at 1-800-757-5755.  Such Annual Report and Semi-Annual Report are not to be regarded as proxy soliciting material.

As of the Record Date, the Fund is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) owning beneficially or of record more than 5% of the Fund’s outstanding shares, except as follows:

Name and Address of Owner (1)	Amount and Nature of Ownership	Percentage of Outstanding Shares
Midas Securities Group, Inc.	638,588 (2)	24.47%
Winmill & Co. Incorporated	638,588 (3)	24.47%
Winmill Family Trust	638,588 (4)	24.47%
Thomas B. Winmill	638,788 (5)	24.47%
Mark C. Winmill	638,588 (6)	24.47%

________________________________________________________________________________________________________

(1)	The address of each person is 11 Hanover Square, New York, NY 10005.

(2)	Midas Securities Group, Inc. (“Midas Securities Group”) has beneficial ownership of these shares and has sole voting and investment power over these shares.

(3)
Winmill & Co. Incorporated (“Winco”) owns all of the outstanding shares of Midas Securities Group and may be deemed to have indirect beneficial ownership of the 638,588 shares owned by Midas Securities Group.

(4)	The Winmill Family Trust (the “Trust”) owns all of the outstanding voting stock of Winco.

(5)
Thomas B. Winmill is a co-trustee of the Trust and may be deemed to have indirect beneficial ownership of the 638,588 shares owned by Midas Securities Group as a result of his status as a controlling person of the Trust, Winco, and Midas Securities Group.  Mr. Thomas Winmill disclaims beneficial ownership of these shares.

(6)
Mark C. Winmill is a co-trustee of the Trust and may be deemed to have indirect beneficial ownership of the 638,588 shares owned by Midas Securities Group as a result of his status as a controlling person of the Trust, Winco, and Midas Securities Group.  Mr. Mark Winmill disclaims beneficial ownership of these shares.

Midas Securities Group owns 24.47% of the outstanding shares of the Fund as shown above.  The 24.47% beneficial ownership reported by Midas Securities Group, Winco, Winmill Family Trust, Thomas B. Winmill, and Mark C. Winmill represents record or beneficial ownership in the same Fund shares.  Messrs. Thomas Winmill and Mark Winmill may be deemed to beneficially own the shares of the Fund owned by Midas Securities Group by virtue of their role as co-trustees of the Trust.  Midas Securities Group intends to vote its shares of the Fund in favor of Proposals 1 and 2, and against Proposal 3.  As of the Record Date, the officers and directors of the Fund (other than Mr. Thomas Winmill) own in the aggregate less than 1% of the outstanding shares of the Fund.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the votes entitled to be cast at the Meeting.  Whether or not a quorum is present at the Meeting, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without further notice other than announcement at the Meeting.  Abstentions and broker non-votes will not have an impact on the chairman’s determination to adjourn the Meeting.  At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.

Properly executed proxies may contain instructions to abstain from voting (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).  The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  The proposal in this Proxy Statement to approve a new investment management agreement for the Fund is a matter to be determined by the vote of a majority of outstanding voting securities (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)); thus abstentions and broker non-votes will have the same effect as a vote against the proposal.  As provided in the Fund’s Bylaws, the proposal in this Proxy Statement to ratify the appointment of the Fund’s independent registered auditors is a matter to be determined by the affirmative vote of a majority of the votes cast at the Meeting.  As provided in the Fund’s Charter, the non-binding shareholder proposal in this Proxy Statement is a matter to be determined by the vote of at least two-thirds of the Fund’s outstanding shares.  Because the shareholder proposal is a non-binding resolution, the Fund will not be required to take the requested action if the proposal is approved; however, if such proposal is approved, the Fund will further evaluate the proposal.

No other business may be acted upon at the Meeting other than as described in this Proxy Statement.  If any procedural matters related to the proposals properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.

All costs of soliciting proxies for the Meeting will be borne by the Fund. The Fund has retained AST Fund Solutions to assist in the solicitation of proxies for a fee of $2,500, plus reimbursement for out-of-pocket expenses.  Banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to the beneficial owners of Fund shares to obtain authorizations for the execution of proxies, and the Fund will reimburse them for any reasonable expenses they incur.  In addition, some of the officers of the Fund and persons affiliated with CEF Advisers, Inc., the Fund’s investment manager, may, without remuneration, solicit proxies personally or by telephone or electronic communications.

PROPOSAL 1

TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND MIDAS MANAGEMENT CORPORATION AND INCREASE THE MANAGEMENT FEE UNDER THE AGREEMENT

Background

Shareholders are being asked to approve a new investment management agreement (the “New Management Agreement”) between the Fund and Midas Management Corporation (“Midas Management”).  Under the New Management Agreement, Midas Management, an affiliate of CEF Advisers Inc. (“CEF Advisers”), would provide the same services that CEF Advisers provided under the prior investment management agreement with the Fund (the “Prior Management Agreement”).

Shareholder approval of the New Management Agreement is being requested in connection with the automatic termination of the Prior Management Agreement by operation of federal securities law.  On May 15, 2012, Bassett S. Winmill, the Fund’s portfolio manager and the owner of 100% of the voting stock (the “voting stock”) of Winmill & Co. Incorporated (“Winco”), the parent company of CEF Advisers, passed away.  In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred (the “Transfer”) to a trust, the Winmill Family Trust (the “Trust”).  The Winmill Family Trust owns all of the voting stock of Winco.  Pursuant to the trust agreement governing the Trust (“Trust Agreement”) Thomas B. Winmill and Mark C. Winmill, Bassett Winmill’s sons, were designated individual trustees of the Trust and Christiana Trust was designated administrative trustee.  As individual trustees, Thomas Winmill and Mark Winmill have sole authority to vote the voting stock on behalf of the Trust.  Christiana Trust does not have the right to vote such shares.

The trustees have the responsibility to manage the affairs of the Trust, which includes: managing the Trust property (subject to the limitation that the only business that may be held as part of the Trust be interests in Winco, its businesses, subsidiaries and affiliates, and any successor entities thereto); distributing income to its beneficiaries; retaining, voting (by the individual trustees only and within certain limitations), and continuing the ownership by the Trust of the voting stock of Winco; and complying with the Trust Agreement’s dispositive provisions upon the occurrence of specific events.  Each trustee’s role as trustee of the Trust, other than the administrative trustee, is contingent on his or her service as a director of Winco and should a trustee resign from the board of Winco, he or she will be deemed to have immediately resigned as trustee of the Trust.  Each male (or if none, female, and thereafter male and female) descendent of Bassett Winmill shall become an additional individual trustee upon his or her written acceptance who has: (a) attained the age of twenty-one years; (b) received a bachelor's degree or its equivalent after having successfully completed a program of study at an accredited college or university; and (c) received a graduate degree or its equivalent after having successfully completed a program of study consisting of at least two years at an accredited university in the United States.

The Trust is for the benefit of Bassett Winmill’s spouse, Sarah J. Winmill, and upon her death, for the benefit of his daughter, S. Starr Winmill, and upon her death, for the benefit of his female issue per stirpes, and then to his issue, per stirpes.  The Trust shall terminate at such time as there are no descendants of Bassett Winmill serving on the board of directors of Winco, whereupon the entire trust as it then exists shall be paid over to the Thanksgiving Foundation, a charitable organization, for such uses and purposes as its board of trustees or other governing body may determine.  A significant change to this trust arrangement in the future may potentially result in a change of control of the Fund’s investment adviser and therefore in the assignment and termination of the Fund’s investment management agreement.  Accordingly, if such a change were to occur in the future, the Fund may be required to solicit shareholders’ approval of a new investment management agreement, which would result in additional costs to the Fund.

The Transfer has been treated as constituting a “change in control” of CEF Advisers under the 1940 Act and thus resulted in the assignment and termination of the Prior Management Agreement.  To avoid interruption of management services to the Fund, at a meeting held on May 25, 2012, the Board, including a majority of the Directors of the Fund who are not interested persons (as defined under the 1940 Act) of the Fund or CEF Advisers or its affiliates (the “Independent Directors”), approved an interim investment management agreement with CEF Advisers (the “Interim Management Agreement”).  CEF Advisers is currently managing the Fund pursuant to the Interim Management Agreement which, pursuant to 1940 Act rules, allows CEF Advisers to continue performing investment management services for the Fund for a maximum of 150 days following termination of the Prior Management Agreement.  The Interim Management Agreement is identical to the Prior Management Agreement except with respect to certain provisions required by law regarding effectiveness, duration, and termination.  The Fund pays the same fees under the Interim Management Agreement as it paid under the Prior Management Agreement.  The 1940 Act requires that advisory agreements, other than certain interim agreements, be approved by a vote of a majority of the outstanding shares of a fund.  To satisfy this requirement, the Board is now soliciting shareholder approval of the New Management Agreement prior to the expiration of the 150-day duration of the Interim Management Agreement on October 12, 2012.

Midas Management and CEF Advisers

CEF Advisers located at 11 Hanover Square, New York, NY 10005 is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  CEF Advisers has served as the investment manager of the Fund since 2002.  CEF Advisers does not act as investment manager for other investment companies.  CEF Advisers is a wholly-owned subsidiary of Winco.  As discussed above, the voting stock of Winco was transferred to the Trust of which Thomas Winmill and Mark Winmill are co-trustees.  As a result, the Trust, Thomas Winmill and Mark Winmill may also be deemed to be control entities of CEF Advisers in addition to Winco, the parent company of CEF Advisers.  Each of the control entities of CEF Advisers has the same address as CEF Advisers.

Midas Management located at 11 Hanover Square, New York, NY 10005 is registered as an investment adviser under the Advisers Act.  Midas Management is also a wholly-owned subsidiary of Winco.  Management of Midas Management is the same as the management of CEF Advisers.  The names, titles, and principal occupations during the past five years of the principal executive officers and directors of Midas Management are set forth in Appendix B.

Midas Management serves as investment manager to three open-end investment companies, Midas Perpetual Portfolio, Inc., Midas Fund, Inc. and Midas Magic, Inc. (“Midas Magic”).  Midas Magic seeks capital appreciation, which is similar to the Fund’s non-fundamental investment objective of total return.  Midas Magic had total assets of $15,701,864 as of June 30, 2012 and pays Midas Management a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million.

Material Differences between the New and Prior Management Agreements

The New Management Agreement is between the Fund and Midas Management.  The change in the investment manager providing the services is for corporate administrative reasons only. Under the New Management Agreement, Midas Management would provide the same services to the Fund as it received from CEF Advisers under the Prior Management Agreement.

The New Management Agreement reflects two material changes to the Prior Management Agreement: (i) a fee rate increase and (ii) a modification of the fee calculation methodology so that the management fee is calculated based on “managed assets” rather than net assets.  Under the New Management Agreement, the management fee rate would increase to an annual rate of 0.95%, payable monthly, of the Fund’s “managed assets.” “Managed assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.  Managed assets include all Fund assets attributable to borrowing.

Under the Prior Management Agreement the Fund paid an annual rate of 0.50% of the Fund’s average daily net assets.  Calculated as a percentage of average daily net assets, the fee rate under the new investment management agreement would also be 0.95%.  However, because “managed assets” includes amounts borrowed, while “net assets” does not, a management fee based on managed assets rather than net assets would result in a higher fee to Midas Management if the Fund were to employ leverage because, in addition to the annual rate being higher, that higher rate would be applied to a broader asset base.  For instance, if the Fund borrows an amount representing 33 1/3% (which is the maximum amount permitted by the 1940 Act) of the Fund’s total assets (including the proceeds of such borrowing, but not reflecting the amount of the liability of the borrowing) its management fee under the New Management Agreement would be 1.27% of its net assets.  If the New Management Agreement is approved by shareholders, and the Fund employs leverage, Midas Management could be viewed as having an economic incentive to utilize leverage because the use of leverage would increase the Fund’s managed assets and hence the fee paid by the Fund to Midas Management.  While the Fund currently does not employ leverage, it reserves the right to adjust leverage from time to time up to the maximum permitted under the 1940 Act.  The Fund may obtain leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions.

The New Management Agreement also clarifies that the Fund is responsible for the cost of certain reports and statistical data requested or approved by the Fund’s Board and modifies the procedures for the payment of certain Fund expenses.  Please see “Summary of the Terms of the New and Prior Management Agreements” below for a comparison of the material terms of both agreements.

Summary of the Terms of the New and Prior Management Agreements

CEF Advisers previously served as the investment manager to the Fund pursuant to the Prior Management Agreement and as noted above, currently serves as the investment manager to the Fund pursuant to the Interim Management Agreement effective May 25, 2012.  The Prior Management Agreement was last approved by shareholders of the Fund on October 10, 2007 in connection with certain modifications to that agreement and became effective on November 20, 2007.  The New Management Agreement will take effect upon shareholder approval.  A form of the New Management Agreement is attached to this Proxy Statement as Appendix A.  The description of the terms of the New Management Agreement provided in this proposal is qualified in its entirety by reference to Appendix A.

Responsibilities.  Pursuant to the New Management Agreement, Midas Management will serve as investment adviser for the Fund and manage the investment and reinvestment of the Fund’s assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions, subject at all times to the control and oversight of the Fund’s Board.  CEF Advisers performed the same services under the Prior Management Agreement.

Fees.  For the services provided by CEF Advisers under the Prior Management Agreement, the Fund paid CEF Advisers an annual rate, payable monthly, equal to 0.50% of the Fund’s average daily net assets. “Net assets” means the value of the Fund’s assets minus its liabilities calculated each business day.  The New Management Agreement will increase this fee so that the Fund will pay Midas Management an annual rate, payable monthly, equal to 0.95% of the Fund’s “managed assets.”  “Managed assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.  Such fees will be reduced as required by expense limitations imposed upon the Fund by any state in which shares of the Fund are sold.

Expenses. Both agreements provide that the investment manager will pay the salaries of all of the Fund’s officers (except the Chief Compliance Officer to the extent determined by the Independent Directors) and employees who are officers, directors, shareholders, or employees of the investment manager or its affiliates.  Both agreements also provide that the Fund will pay all other expenses required for the conduct of its business including but not limited to:  (a) fees of the investment manager; (b) fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;  (c) costs, including the interest expense, of borrowing money;  (d) fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance;  (e) taxes levied against the Fund and the expenses of preparing tax returns and reports;  (f) auditing fees and expenses;  (g) legal fees and expenses (including reasonable fees for legal services rendered to the Fund by the investment manager or its affiliates);  (h) salaries and other compensation of (1) any of the Fund’s officers and employees who are not officers, directors, members, or employees of the investment manager or any of its affiliates, and (2) the Fund’s Chief Compliance Officer to the extent determined by the Independent Directors; (i) fees and expenses incidental to director and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund’s legal existence; (j) costs of the listing (and maintenance of such listing) of the Fund’s shares on stock exchanges and the registration of shares with Federal and state securities authorities;  (k) payment of dividends;  (l) costs of stock certificates;  (m) fees and expenses of the Independent Directors; (n) fees and expenses for accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the investment manager or its affiliates for such services);  (o) costs of necessary office space rental and Fund web site development and maintenance;  (p) costs of membership dues and charges of investment company industry trade associations; and (q) such non-recurring expenses as may arise, including, without limitation, actions, suits, or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors or settlements made.

Both agreements provide that, if requested by the Fund’s Board, the investment manager or its affiliates may provide services to the Fund such as accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services.  Any such services provided by the investment manager or its affiliates would be for the account of the Fund and the costs and out-of-pocket charges of the investment manager and its affiliates in rendering such services would be paid by the Fund, subject to examination by the Independent Directors.  The New Management Agreement clarifies that the costs and out-of-pocket charges of Midas Management and its affiliates in rendering such services will also be subject to periodic reporting to the Independent Directors.  The New Management Agreement also provides that Midas Management will supply the Fund and the Board with reports and statistical data, as reasonably requested by the Board.  The New Management Agreement clarifies that the costs and out-of-pocket charges incurred by Midas Management or its affiliates in providing such reports and statistical data requested by the Board or approved by the Board will be borne by the Fund, subject to periodic reporting to and examination by the Independent Directors.  This change is not expected to result in a material increase to the Fund’s expenses.

Standard of Care.  Both agreements provide that, in the absence of a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of the investment manager’s duties or by reason of the investment manager’s reckless disregard of obligations or duties under the agreements, the investment manager will not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law in connection with the services to be rendered by it under the agreements.

Liability of the Investment Manager.  Both agreements provide that the investment manager will not be liable to the Fund for delays or errors occurring by reason of circumstances beyond its control (e.g., acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply).  The New Management Agreement also requires Midas Management to have in place at all times a reasonable disaster recovery plan and program.

Term and Termination.  The New Management Agreement will become effective upon its approval by shareholders and will have an initial term of two years.  The Prior Management Agreement had an initial term of one year.  After their initial terms, both agreements provide that they will continue for successive periods of 12 months each, if approved annually in accordance with the requirements of the 1940 Act.  Both agreements also provide that the Fund may terminate the agreements at any time, without the payment of any penalty, by vote of the Board, or by vote of a majority of the Fund’s outstanding voting securities on 60 days written notice to the investment manager.  Under both agreements, the investment manager may terminate the agreements on 60 days written notice to the Fund without the payment of any penalty.  As required by the 1940 Act, each agreement also provides that it will immediately terminate in the event of its assignment.

Governing Law.  Both agreements are governed under Maryland law.

Comparative Fee and Expense Information

The following table shows the Fund’s annual expenses (1) based on actual expenses incurred during the Fund’s fiscal year ended December 31, 2011 and (2) on a pro forma basis as if the New Management Agreement had been in effect during 2011.  The Fund did not utilize leverage in 2011.  The Fund does not currently anticipate using leverage during the current fiscal year; however, the Fund reserves the right to adjust leverage from time to time up to the maximum permitted under the 1940 Act.

The pro forma expenses should not be considered a representation of future expenses. Actual future expenses may be higher or lower than those shown below.

	Annual Expenses (as a percentage of net assets attributable to common stock)
	Actual With Current Fee in Place	Pro Forma with Proposed Fee in Place
Management Fees (1)	0.50%	0.95%
Interest Payments on Borrowed Funds (2)	0.00%	0.00%
Other Expenses	1.53%	1.53%
Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Expenses	2.04%	2.49%

(1)
The actual and pro forma Annual Expenses assume that the Fund does not use any leverage.  If the Fund borrows an amount representing 33 1/3% (which is the maximum amount permitted by the 1940 Act) of the Fund’s total assets (including the proceeds of such borrowing, but not reflecting the amount of the liability of the borrowing) its management fee with the current fee in place would be 0.50% of its net assets and its management fee with the proposed fee under the New Management Agreement in place would be 1.27% of its net assets.

(2)	The amount shown reflects estimated costs of borrowing under the Fund’s committed secured line of credit.

Example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return throughout the periods:

	One Year	Three Years	Five Years	Ten Years
Actual with Current Fee in Place	$21	$64	$110	$237
Pro Forma with Proposed Fee in Place	$25	$78	$133	$283

This hypothetical example assumes that all dividends and other distributions are reinvested at net asset value and that the expense ratio listed under Total Annual Expenses remains the same in the years shown. The above tables and the assumption in this example of a 5% annual return are required by regulations of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s shares.

The chart below also shows the management fees paid by the Fund under its Prior Management Agreement during the Fund’s most recent fiscal year ended December 31, 2011 and the management fees on a pro forma basis as if the New Management Agreement had been in effect during the same period.

Actual Fees for Fiscal Year Ended December 31, 2011	Pro Forma Fees for Fiscal Year Ended December 31, 2011	Percent Increase
$22,750	$43,235	90%

Pursuant to the Prior Management Agreement, the Fund reimbursed CEF Advisers for providing at cost certain administrative services comprised of compliance and accounting services.  During the fiscal year ended December 31, 2011, the costs of these administrative services were $5,241. The Fund expects to request Midas Management to provide the same services to the Fund.  During the fiscal year ended December 31, 2011, the Fund did not pay commissions to any brokers affiliated with CEF Advisers.

Evaluation by the Fund’s Board

Board Consideration of the New Management Agreement.  At meetings held on June 13, 2012 and August 2, 2012, the Board of Directors, including all of the Independent Directors, unanimously approved the New Management Agreement and unanimously determined to recommend that shareholders approve the New Management Agreement.

Consideration of the New Management Agreement occurred soon after the Board’s annual consideration of whether to renew the Prior Management Agreement, carried out at its March 6, 2012 meeting pursuant to Section 15(c) of the 1940 Act.  In that process, the Board, following careful review of materials submitted by management of CEF Advisers and a report from an independent data service, unanimously determined that the Prior Management Agreement was fair and reasonable and that its renewal would be in the best interests of the Fund.

In evaluating the proposed New Management Agreement, the Board noted that it had generally been satisfied with the nature, extent, and quality of the services provided to the Fund by CEF Advisers.  The Board considered the nature, extent, and quality of the services expected to be provided by Midas Management in light of the passing of Bassett Winmill and the Transfer.  In so doing, the Board considered Midas Management’s management capabilities, including information relating to the experience and qualifications of the personnel at Midas Management who would be responsible for providing services to the Fund.  The Board considered that Bassett Winmill had served as the portfolio manager of the Fund and the Chief Investment Strategist on the Investment Policy Committee (the “IPC”) of CEF Advisers and Midas Management.  The Board noted in this regard that the IPC, which has assumed portfolio management of the Fund, is currently comprised of Thomas Winmill as Chairman, Mark C. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Irene Kawczynski as Vice President-Trading, and is well qualified to manage the Fund’s portfolio and provide day-to-day management of the Fund’s investments.  The Board took into account assurances from Midas Management that the members of the IPC had no current plans to change the investment philosophy or investment process applied by CEF Advisers in managing the Fund.  The Board also considered whether there were any proposed changes to the management structure, capitalization, staffing, or operations at Midas Management.  The Board noted in this regard that Bassett Winmill had not been involved in the day-to-day administrative and financial operations of CEF Advisers or Midas Management.  The Board took into account assurances from Midas Management that the passing of Bassett Winmill and the Transfer were not expected to result in any changes that would materially adversely impact Midas Management’s ability to provide the same level and quality of services as was provided in the past by CEF Advisers.  The Board also considered the financial condition of Midas Management and concluded that it appeared to have the financial resources to fulfill its obligations under the New Management Agreement.

The Board considered the proposed increase in the management fee and the methodology for calculating the management fee.  With respect to the proposed management fee increase, the Board noted that the current management fee is materially below the average advisory/management fee of the Fund’s peer group of funds and that the proposed management fee was more comparable to the advisory/management fees of the Fund’s peer group of funds.  The Board noted that the report from the independent data service showed that the Fund’s contractual management fee was well below the average asset-weighted contractual management fee of funds classified in the nonleveraged closed-end growth classification, which was 0.969% at asset levels of $25 million.  With respect to a peer group of leveraged closed-end funds, the Board noted that the report from the independent data service showed a median contractual management fee of 1.00% at common assets levels of $25 million.  With respect to the proposal to expand the definition of assets used to calculate the management fee, the Board noted that Midas Management’s compensation should accurately reflect the full size and scope of the Fund’s portfolio.  The Board observed that the use of such leverage may enhance the Fund’s returns, but it may also magnify potential losses.  The Board further observed that Midas Management would expend additional resources in managing the amounts borrowed and that leverage increased the complexity of the administrative responsibilities of the investment manager in connection with securing and monitoring such leverage.  The Board concluded that it was appropriate to compensate Midas Management for the effort and resources necessary to manage any leverage amounts.

In addition, in connection with its consideration of the New Management Agreement, the Board re-examined the factors it had taken into account in approving the Prior Management Agreement at its March 6, 2012 meeting including, among others: (1) the nature, extent, and quality of the services provided by CEF Advisers;  (2) the performance of the Fund compared to its market index and a peer group of investment companies;  (3) the costs of the services provided and profits or losses realized by CEF Advisers and its affiliates from their relationship with the Fund;  (4) the extent to which economies of scale might be realized as the Fund grows;  and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund.  In its deliberations, the Board did not identify any particular information that was determinative or controlling, and each Director may have attributed different weights to the various factors.

In unanimously approving and recommending the New Management Agreement, the Board, including all of the Independent Directors, concluded that the terms of the New Management Agreement are fair and reasonable and that approval of the New Management Agreement is in the best interests of the Fund.  In reaching this determination, the Board considered the following factors, among others:  (1) that Midas Management would provide the same services under the same standard of care under the New Management Agreement as CEF Advisers had provided under the Prior Management Agreement;  (2) the qualification of Midas Management, as well as the qualifications of its personnel, and Midas Management’s financial condition;  (3) the commitment of Midas Management to maintaining the investment philosophy and investment process applied by CEF Advisers in managing the Fund and the level and quality of Fund services;  (4) the performance of the Fund relative to comparable mutual funds and unmanaged indices;  (5) that while the performance of the Fund had lagged its peer group, management had discussed with the Board the factors contributing to Fund performance and the Board considered and accepted management’s presentation;  (6)  the fees and expense ratio of the Fund relative to comparable funds;  (7) that the management fee increase is fair and reasonable given that the current management fee is materially below the average advisory/management fee of the Fund’s peer group of funds;  (8) that the modification to the management fee calculation methodology was fair and reasonable because is appropriate to compensate the investment manager for the effort and resources necessary to manage any Fund assets attributable to borrowing;  and (9) that the expense ratio of the Fund, although higher relative to the Fund’s peer group, is competitive with comparable funds in light of the quality of services received and assets managed.

Board Consideration of the Prior Management Agreement.  In considering the annual approval of the Prior Management Agreement at the Board’s meeting held on March 6, 2012, the Board considered all relevant factors, including, among other things, information that had been provided at other Board meetings, as well as information furnished to the Board for its meeting. Such information included, among other things: information comparing the management fees of the Fund with a peer group of broadly comparable funds; as determined by an independent data service, information regarding the Fund’s investment performance in comparison to a relevant peer group of funds; as determined by an independent data service, the economic outlook and the general investment outlook in relevant investment markets; CEF Advisers’ results and financial condition and the overall organization of CEF Advisers; the allocation of brokerage and the benefits received by CEF Advisers as a result of brokerage allocation; CEF Advisers’ trading practices, including soft dollars; CEF Advisers’ management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to CEF Advisers’ compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, CEF Advisers, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by CEF Advisers and its affiliates; the terms of the Prior Management Agreement; CEF Advisers’ gifts and entertainment log; and the reasonableness and appropriateness of the fee paid by the Fund for the services provided.  The Board concluded that CEF Advisers was using soft dollars for the benefit of the Fund and its shareholders.  The Board further concluded that CEF Advisers was using the Fund’s assets for the benefit of the Fund and its shareholders and was acting in the best interests of the Fund.

The Board also considered the nature, extent, and quality of the management services provided by CEF Advisers.  In so doing, the Board considered CEF Advisers’ management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provided services under the Prior Management Agreement.  The Board also took into account the time and attention to be devoted by management to the Fund.  The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at CEF Advisers were appropriate to fulfill effectively its duties on behalf of the Fund.  The Board noted that CEF Advisers has managed the Fund for many years and indicated its belief that a long-term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by CEF Advisers in managing the Fund.  In this regard, the Board considered CEF Advisers’ in-house research capabilities as well as other resources available to CEF Advisers’ personnel, including research services that may be available to CEF Advisers as a result of securities transactions effected for the Fund.  The Board concluded that CEF Advisers’ investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.  In its review of comparative information with respect to the Fund’s investment performance, the Board received information from an independent data service comparing the Fund’s performance to that of a peer group of investment companies pursuing broadly similar strategies.  After reviewing this information, the Board concluded that the Fund’s short-term performance was within a range that it deemed competitive.  The Board discussed with personnel of CEF Advisers the factors that contributed to the Fund’s performance over the certain periods and the steps that the CEF Advisers had taken, or intended to take, to seek to improve the Fund’s long-term performance.

With respect to its review of the fee payable under the Prior Management Agreement, the Board considered information from an independent data service comparing the Fund’s management fee and expense ratio to those of a peer group of broadly comparable funds.  The Board considered the effective fee and the asset-weighted average, median or average of the management fees and expense ratios of the Fund’s peer group.  The Board concluded that the Fund’s management fee was materially below the averages of the Fund’s peer group of funds selected by an independent data provider.  In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund’s expense ratio was higher relative to the Fund’s peer group, it was competitive with comparable funds in light of the quality of services received and the level of assets managed.  The Board also evaluated any apparent or anticipated economies of scale in relation to the services CEF Advisers provides to the Fund.  The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by CEF Advisers in managing the Fund’s assets.

In addition to the factors mentioned above, the Board considered the fiduciary duty assumed by CEF Advisers in connection with the services rendered to the Fund and the business reputation of CEF Advisers and its financial resources.  The Board also considered information regarding the character and amount of other incidental benefits received by CEF Advisers and its affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that CEF Advisers and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable and may, in some cases, benefit the Fund.  The Board also considered the profitability of CEF Advisers from its association with the Fund.  The Board concluded that in light of the services rendered, the profits realized by CEF Advisers are not unreasonable.

The Board considered all relevant factors and did not consider any single factor as controlling in determining whether or not to renew the Prior Management Agreement.  In assessing the information provided by CEF Advisers and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Directors, concluded that the approval of the Prior Management Agreement, including the fee structure, is in the best interests of the Fund.

Vote Required

As provided under the 1940 Act, approval of the New Management Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% of the shares of the Fund present at the Meeting if the owners of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

PROPOSAL 2

TO RATIFY THE APPOINTMENT OF TAIT, WELLER & BAKER LLP AS THE FUND’S INDEPENDENT REGISTERED AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012

The Board is empowered to appoint a firm to serve as the Fund’s independent registered auditors. The Board appointed Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, Pennsylvania 19103, to serve as the Fund’s independent registered auditors for the fiscal year ending December 31, 2012.  TWB has served as the Fund’s auditors since 2002.

Although the Board has sole authority to appoint auditors, it is seeking the opinion of the shareholders regarding its appointment of TWB as auditors.  For this reason, shareholders are being asked to ratify this appointment.  If shareholders do not ratify the appointment of TWB as auditors, the Board will take that fact into consideration, but may, nevertheless, continue to retain TWB.

Representatives of TWB are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by TWB for professional services for the audit of the Fund’s annual financial statements or services that are normally provided by TWB in connection with the Fund’s statutory and regulatory filings or engagements for the fiscal years ended December 31, 2011 and December 31, 2010 were $13,500 and $13,500, respectively.

Audit-Related Fees

The aggregate audit-related fees billed by TWB for the fiscal years ended December 31, 2011 and December 31, 2010, for assurance and related services by TWB that are reasonably related to the performance of the audit of the Fund’s financial statements not included in Audit Fees were $1,500 and $1,500, respectively. Audit-related fees include amounts reasonably related to the performance of the audit of the Funds’ financial statements, including the issuance of a report on internal controls and review of periodic reporting.

Tax Fees

The aggregate fees billed by TWB for the fiscal years ended December 31, 2011 and December 31, 2010, for tax compliance, tax advice, and tax planning were $1,750 and $1,500, respectively.

All Other Fees

The aggregate fees billed by TWB for the fiscal years ended December 31, 2011 and December 31, 2010, for other services provided to the Fund were $0 and $0, respectively.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Fund’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by TWB to the Fund, and any non-audit services proposed to be provided by TWB to CEF Advisers, if the engagement relates directly to the Fund’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by TWB to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the TWB in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

No services provided by TWB to the Fund described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by TWB for the fiscal years ended December 31, 2011 and December 31, 2010 for non-audit services to the Fund, CEF Advisers and any entity controlling, controlled by or under common control with CEF Advisers that provides ongoing services to the Funds were $24,250 and $23,500, respectively.

The Fund’s Audit Committee has determined that the provision of non-audit services that were rendered by TWB to CEF Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with CEF Advisers that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining TWB’s independence.

Vote Required

As provided in the Fund’s Bylaws, the affirmative vote of a majority of the votes cast at the Meeting shall be sufficient to approve Proposal 2.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF TAIT, WELLER & BAKER LLP AS THE FUND’S INDEPENDENT REGISTERED AUDITORS.

PROPOSAL 3

TO CONSIDER A NON-BINDING SHAREHOLDER PROPOSAL, IF PROPERLY PRESENTED AT THE MEETING

Remington Value & Special Situation Fund, LLC (the “proponent”), One Highland Avenue, Metuchen, NJ 08840, which represents that it owns 52,171 shares of the Fund’s common stock, has given notice of its intention to present a proposal at the Meeting and has requested that it be included in this Proxy Statement.  The proposal is non-binding, meaning that the Board is not required to implement the proposal even if authorized by shareholders.  Pursuant to Rule 14a-8(1)(2) of the Exchange Act, the Board and the Fund are not responsible for this proposal or supporting statement with respect to its accuracy or otherwise.  The Board does not have a recommendation for voting on Proposal 3.

RESOLVED:  The shareholders of Foxby Corp. (“Foxby” or the “Fund”) request the Board of Directors to consider seeking an appropriate registered investment company, or series thereof (including other Winmill funds), with the potential goal of effecting a merger or similar transaction with such company or series that is in the best interests of the Fund and its shareholders.

Supporting Statement

We consider this a prudent decision because it addresses the following issues:

Size

According to its 2008 annual report, Foxby’s net asset value and share price decreased by 63.27% and 81.42% respectively - with net assets being roughly $3.3 million at December 31, 2008.  From those 2008 year-end figures, the Fund would have to increase in terms of net asset value and share price by 172% and 438%, respectively, merely to regain December 31, 2007 levels.  As of March 31, 2009, the Fund’s 3-year, 5-year, and since-inception annualized total returns are -26.81%, -15.99%, and -19.99% respectively.  Now that the Fund is smaller than in the past, we fear it may be harder to post positive returns in light of the expenses Foxby faces.

Discount

In October 2008 Foxby delisted from the American Stock Exchange to have its shares trade on the OTC Bulletin Board.  This change appears to have widened the Fund’s discount gap.  During the six-month period from October 2008 through March 2009, the average month-end discount to net asset value grew to 42.74% (versus the 19.74% month-end average for the prior 6-month period).  Foxby’s gap currently ranks among the largest discounts of any closed-end fund.  The Fund indicated in its 2007 annual report that it may in the future purchase shares of its common stock in the open market - a concept we supported.  However, perhaps due to the Fund’s diminished size, it does not appear that Foxby repurchased any shares in 2008 - even as the Fund traded at a discount as great as 71.54% on December 23, 2008.

Expenses

Foxby was already small compared to many closed-end funds prior to the decline in assets during 2008, and its reported expense ratio over the past five fiscal years ranged from 2.33% to 776%.  According to Foxby’s annual reports, the expenses of the Fund for the past 3 years averaged $218,630.  Using that number, on year-end assets of roughly $3.3 million, we estimate that the going-forward annualized expense ratio of the Fund could be as high as 6% to 7%.  While some of these expenses are based on percentages of the Fund’s assets (and the annualized expense ratio therefore may be somewhat lower than we project), we still think that the ongoing expenses need to be addressed given the Fund’s size.

Conclusion

We assert that prudent board members, evaluating objectively the Fund’s size, discount to asset value, and expense ratio, should favorably consider alternatives for Foxby at this time - with the most practical solution potentially being a merger or similar transaction.

THE BOARD OF DIRECTORS DOES NOT HAVE A RECOMMENDATION FOR VOTING ON PROPOSAL 3.

Vote Required

As provided in the Fund’s Charter, the non-binding shareholder proposal is a matter to be determined by the vote of at least two-thirds of the Fund’s outstanding shares.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the meeting.  Accordingly, other than procedural matters relating to the approval of the New Management Agreement and the ratification of the appointment of TWB, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act in combination require the Fund’s Directors, officers, investment adviser, certain affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based on the Fund’s review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, the Fund believes that the Reporting Persons complied with the filing requirements of Section 16(a) of the Exchange Act except that the officers of the Fund (Thomas Winmill, Thomas O’Malley, John F. Ramirez, and Irene K. Kawczynski), CEF Advisers, Midas Securities Group, Winco, and Bassett Winmill each filed a late Form 3.

Discretionary Authority; Submission Deadlines for Shareholder Nominations

Although no business may come before the Meeting other than that specified in the Notice of Special Meeting of Shareholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of a reasonable time prior to mailing this Proxy Statement to shareholders.

The Fund does not hold regular annual meetings of shareholders.  Subject to the requirements of the Fund’s Bylaws, if the Fund calls a meeting of shareholders for the purpose of electing one or more individuals to the Board of Directors, a shareholder of record may nominate an individual or individuals (as the case may be) for election as a Director as specified in the Fund’s notice of meeting, if the shareholder’s notice required by Section 12 of the Bylaws is delivered to the Secretary of the Fund at the Fund’s principal executive office (currently to John F. Ramírez, Foxby Corp., 11 Hanover Square, New York, New York 10005) not earlier than the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the tenth day following the day on which public announcement is first made of the date of the meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  Pursuant to Rule 14a-8 under the Exchange Act, shareholders wishing to submit a proposal for inclusion in a proxy statement and form of proxy for a shareholders’ meeting should send their written proposal to the Secretary of the Fund at the Fund’s principal executive office (currently to John F. Ramírez, Foxby Corp., 11 Hanover Square, New York, New York 10005).  All shareholder proposals must be received within a reasonable time before the Fund begins to print and send its proxy materials relating to a particular meeting to be considered for inclusion in the Fund’s proxy statement and form of proxy relating to that meeting.  Shareholder proposals that are not received within a reasonable time before the Fund begins to print and send its proxy materials relating to a particular meeting will be considered untimely.  The timely submission by a shareholder of a proposal or nominee for election as a Director does not guarantee that the proposal or nominee will be included in the proxy statement and form of proxy or be eligible to be presented at a meeting.  Such submissions are subject to certain requirements under the federal securities laws and Maryland law and must be submitted in accordance with the Fund’s Bylaws.

 Shareholder Communications with the Board of Directors

The Fund’s Board has adopted a process for shareholders to send communications to the Board.  To communicate with the Board or an individual Director of the Fund, a shareholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Special Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board or the individual Director.  Such communications must be signed by the shareholder and identify the number of shares held by the shareholder.  All shareholder communications received in accordance with this process will be forwarded to the Board or the individual Director. Any shareholder proposal submitted pursuant to rule 14a-8 under the Exchange Act must continue to meet all the requirements of rule 14a-8.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling AST Fund Solutions toll free at 1-877-283-0323 or writing to the Fund at 11 Hanover Square, New York, New York 10005.

August 22, 2012

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

Appendix A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of September __, 2012, by and between Foxby Corp., a Maryland corporation (the “Fund”), and Midas Management Corporation, a Delaware corporation (the “Investment Manager”).

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed end management investment company; and

WHEREAS, the Fund desires to retain the Investment Manager to furnish certain investment advisory and portfolio management services to the Fund, and the Investment Manager desires to furnish such services;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed between the parties hereto as follows:

1.
The Fund hereby employs the Investment Manager to manage the investment and reinvestment of its assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions subject at all times to the control and oversight of the Fund’s Board of Directors (the “Investment Advisory Services”), for the period and on the terms set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period to render the Investment Advisory Services and, if requested, any other services contemplated herein and to assume the obligations herein set forth, for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

2.	The Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to:

a.	fees of the Investment Manager;

b.	fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;

c.	costs, including the interest expense, of borrowing money;

d.	fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance;

e.	taxes levied against the Fund and the expenses of preparing tax returns and reports;

f.	auditing fees and expenses;

g.	legal fees and expenses (including reasonable fees for legal services rendered to the Fund by the Investment Manager or its affiliates);

h.
salaries and other compensation of (1) any of the Fund’s officers and employees who are not officers, directors, shareholders or employees of the Investment Manager or any of its affiliates, and (2) the Fund’s chief compliance officer to the extent determined by those directors of the Fund who are not interested persons of the Investment Manager or its affiliates (the “Independent Directors”);

i.
fees and expenses incidental to director and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund’s legal existence;

j.	costs of the listing (and maintenance of such listing) of the Fund’s shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

k.	payment of dividends;

l.	costs of stock certificates;

m.	fees and expenses of the Independent Directors;

n.
fees and expenses for accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the Investment Manager or its affiliates for such services);

o.	costs of necessary office space rental and Fund web site development and maintenance;

p.	costs of membership dues and charges of investment company industry trade associations; and

q.
such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors or settlements made.

3.
The Investment Manager shall supply the Fund and the Board of Directors with reports and statistical data, as reasonably requested. In addition, if requested by the Fund’s Board of Directors, the Investment Manager or its affiliates may provide services to the Fund such as, without limitation, accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any reports, statistical data, and services so requested, or approved by the Board of Directors, and supplied or performed will be for the account of the Fund and the costs and out-of-pocket charges of the Investment Manager and its affiliates in providing such reports, statistical data or services shall be paid by the Fund, subject to periodic reporting to and examination by the Independent Directors.

4.
The services of the Investment Manager are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others in addition to the Fund so long as its services hereunder are not impaired thereby.

5.
The Investment Manager shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the Investment Advisory Services and other services, if any, performed by it hereunder and not otherwise created and maintained by another party pursuant to a written contract with the Fund. Where applicable, such records shall be maintained by the Investment Manager for the periods and in the places required by Rule 3la-2 under the 1940 Act. The books and records pertaining to the Fund which are in the possession of the Investment Manager shall be the property of the Fund and shall be surrendered promptly upon the Fund’s request, and the Fund shall have access to such books and records at all times during the Investment Manager’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be promptly provided by the Investment Manager to the Fund or the Fund’s authorized representatives. The Investment Manager shall keep confidential any information obtained in connection with its duties hereunder provided, however, if the Fund has authorized and directed certain disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities or otherwise, the Fund shall reimburse the Investment Manager for its expenses in connection therewith, including the reasonable fees and expenses of the Investment Manager’s outside legal counsel.

6.
For the Investment Advisory Services provided to the Fund pursuant to this Agreement, the Fund will pay to the Investment Manager and the Investment Manager will accept as full compensation therefor, a fee, payable on or before the tenth (10th) day of each calendar month, at the annual rate of 0.95% of the Fund’s Managed Assets (as defined below). Such fees shall be reduced as required by expense limitations imposed upon the Fund by any state in which shares of the Fund are sold. Reductions shall be made at the time of each monthly payment on an estimated basis, if appropriate, and an adjustment to reflect the reduction on an annual basis shall be made, if necessary, in the fee payable with respect to the last month in any calendar year of the Fund. The Investment Manager shall within ten (10) days after the end of each calendar year refund any amount paid in excess of the fee determined to be due for such year.

If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Investment Manager’s compensation for such fraction of the month shall be determined by applying the foregoing percentage to the Fund’s Managed Assets during such fraction of a month (calculated on an average daily basis if such fraction of a month is less than a week) and in the proportion that such fraction of a month bears to the entire month.

“Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

7.
The Investment Manager shall direct portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. Subject to the foregoing and applicable laws, rules and regulations, the Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Investment Manager may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable laws are met. Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by this Agreement. The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that such brokerage be undertaken in compliance with applicable law. The Investment Manager’s fees under this Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund.

8.
Subject to and in accordance with the Articles of Incorporation, as amended (the “Charter”), and Bylaws of the Fund and the Investment Manager, it is understood that directors, officers, agents and shareholders of the Fund are or may be interested in the Fund as directors, officers, shareholders and otherwise, that the Investment Manager is or may be interested in the Fund as a shareholder or otherwise and that the effect and nature of any such interests shall be governed by law and by the provisions, if any, of said Charters or Bylaws.

9.
This Agreement shall become effective upon the date hereinabove written and, unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of the Directors of the Fund or by vote of the holders of a majority of the Fund’s outstanding voting securities of the Fund as defined in the 1940 Act and (b) by a vote of a majority of the Directors of the Fund who are not parties to this Agreement, or interested persons of such party. This Agreement may be terminated without penalty at any time either by vote of the Board of Directors of the Fund or by a vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Manager, or by the Investment Manager on 60 days’ written notice to the Fund. This Agreement shall immediately terminate in the event of its assignment.

10.
The Investment Manager shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund’s shareholders in connection with the matters to which this Agreement relates, but nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or the Fund’s shareholders by reason of a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under this Agreement.

11.
The Investment Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Investment Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto. Notwithstanding anything herein to the contrary, the Investment Manager shall have in place at all times a reasonable disaster recovery plan and program.

12.
As used in this Agreement, the terms “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have the meanings provided therefor in the 1940 Act, and the rules and regulations thereunder.

13.
This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated thereunder.

14.
This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, with respect to the subject hereof whether oral or written. If any provision of this Agreement shall be held or made invalid by a court or regulatory agency, decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be amended at any time, but only by written agreement between the Investment Manager and the Fund, which amendment has been authorized by the Board, including the vote of a majority of the Independent Directors and, where required by the 1940 Act, the shareholders of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

FOXBY CORP.

By: ______________________________

MIDAS MANAGEMENT CORPORATION

By: ______________________________

Appendix B

Principal Executive Officers and Directors of Midas Management Corporation

Name	Title	Principal Occupation(s) During Past Five Years

Thomas B. Winmill, Esq.	Chief Executive Officer, President, General Counsel, and Director.
President and Chief Executive Officer of the Fund and the other investment companies in the Fund Complex(1), CEF Advisers, Midas Management, Bexil Advisers LLC, Winco, Midas Securities Group, Inc., and Bexil Securities LLC.  He is an “interested” Director of the Fund (as defined in the 1940 Act).  He is General Counsel of Tuxis Corporation.  He is Chairman of the Investment Policy Committee of CEF Advisers, Bexil Advisers, and Midas Management Corporation, which currently manages the Fund, Dividend and Income Fund, Midas Perpetual Portfolio, Inc. and Midas Magic, Inc., and he is the portfolio manager of Midas Fund, Inc.  He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

Thomas O’Malley	Chief Financial Officer, Chief Accounting Officer, Treasurer, and Director.
Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President of the Fund and the other investment companies in the Fund Complex, Winco, Bexil, CEF Advisers, Inc., Midas Management Corporation, Midas Securities Group, Inc., and Bexil Securities LLC.  He is a certified public accountant.

John F. Ramírez, Esq.	Chief Compliance Officer, Associate General Counsel, Vice President, and Secretary.
Chief Compliance Officer, Chief Legal Officer, General Counsel, Vice President, and Secretary of the Fund and the other investment companies in the Fund Complex.  Chief Compliance Officer, Associate General Counsel, Vice President, and Secretary of Winco, Bexil, CEF Advisers, Inc., Midas Management Corporation, Midas Securities Group, Inc., and Bexil Securities LLC.  He is a member of the Investment Policy Committee of Bexil Advisers, CEF Advisers, Inc. and Midas Management Corporation.  He is also a member of the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Mark C. Winmill	Executive Vice President
President, Chief Executive Officer, and a Director of Global Income Fund, Inc., Executive Vice President and Director of Winco, Executive Vice President and a member of the Investment Policy Committee of Bexil Advisers, CEF Advisers, Inc., and Midas Management Corporation. He is also the Director of the New York Self Storage Association.

(1)  The Fund is part of a larger group of investment companies advised by affiliates of Winco, the parent company of CEF Advisers and Midas Management (“Fund Complex”).  The Fund Complex consists of the Fund, Global Income Fund, Inc., Dividend and Income Fund, Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc.

B-1